                                                       Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 (No. 333-77991) of United Technologies Corporation of our report dated June 28, 2000 relating to the financial statements of the Sundstrand Corporation Rockford Factory Employee Savings Plan, which appears in this Form 11-K.




/s/  PricwaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Hartford, Connecticut
June 28, 2000